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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)      JUNE 11, 1998
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                               TOWNE BANCORP, INC.
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            (Exact name of registration as specified in its charter)

         OHIO                            0000887203             34-1704637
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(State or other Jurisdiction      (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)

                 610 EAST SOUTH BOUNDARY, PERRYSBURG, OHIO 43551
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:           (419) 874-2090
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                                       N/A
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          (Former name of former address, if changed since last report)

Date of report:   JUNE 25, 1998
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ITEMS 2 AND 5.    ACQUISITION OR DISPOSITION OF ASSETS/OTHER EVENTS

On June 11, 1998, the Registrant signed a definitive Agreement (the "Agreement") that provided for a capital infusion of $2,000,000 into Towne Bank, the wholly owned subsidiary of the Registrant ("Towne Bank") by Exchange Bancshares, Inc. ("EBI"), Luckey, Ohio. The Registrant and EBI also joined in the execution of a separate Merger Agreement (the "Merger Agreement") by and between Town Bank and The Exchange Bank ("Exchange Bank") a wholly owned subsidiary of EBI dated as of June 19, 1998. The transactions contemplated under the Agreement and the Merger Agreement were consummated effective as of June 19, 1998, after receipt of approval from the Ohio Division of Financial Institutions and the Federal Reserve Bank of Cleveland. Pursuant to the terms of the Agreement and the Merger Agreement, the Registrant, as a shareholder of Towne Bank, received cash in the amount of $825,420 on June 19, 1998. Under the terms of the Agreement and the Merger Agreement, an additional $275,140 was deposited with Exchange Bank, as escrow agent, to be held for a period of six (6) months. At the end of such six
(6) month period, assuming that there has been no demonstrated breach of the representations and warranties of the Agreement or Merger Agreement by the Registrant or Towne Bank, the $275,140 held in escrow will be released to the Registrant. The Agreement and the Merger Agreement are attached hereto as Exhibits. Also attached as an Exhibit is the press release issued on June 11, 1998 and the letter the Registrant sent to its shareholders on June 19, 1998.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         Exhibit 2A.       Agreement between Registrant, Towne Bank and
                           Exchange Bancshares, Inc., dated as of June 11, 1998.

         Exhibit 2B.       Merger Agreement by and between Towne Bank and
                           The Exchange Bank and joined in by Registrant and Exchange Bancshares, Inc., dated as of June 19, 1998

         Exhibit 99A.      Press Release dated June 11, 1998

         Exhibit 99B. Letter from Registrant to its shareholders dated as of June 19, 1998.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Towne Bancorp, Inc.

Dated:  June 25, 1998                                By:   /s/ John Weinert
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                                                         John Weinert, Chairman